Exhibit 10.13

EIGHTH AMENDMENT TO LEASE

THIS EIGHTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 27th day of February, 2015 (“Execution Date”), by and between BMR-530 FAIRVIEW AVENUE LLC, a Delaware limited liability company (“Landlord”), and NANOSTRING TECHNOLOGIES, INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of October 19, 2007 (the “Original Lease”);

B. WHEREAS, the Original Lease was amended by that certain First Amendment to Lease dated May 21, 2009 (“First Amendment”), that certain Second Amendment to Lease dated June 16, 2010 (“Second Amendment”), that certain Third Amendment to Lease dated February 4, 2011 (“Third Amendment”), that certain Fourth Amendment to Lease dated May 31, 2012 (“Fourth Amendment”), that certain Fifth Amendment to Lease dated July 9, 2013 (“Fifth Amendment”; that certain Sixth Amendment to Lease dated September 11, 2014 (“Sixth Amendment”), and that certain Seventh Amendment to Lease dated December 22, 2014 (“Seventh Amendment”). As used herein, the “Existing Lease” shall mean the Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment;

C. WHEREAS, pursuant to the Existing Lease, Tenant leases certain premises (the “Premises”) from Landlord in the building located at 530 Fairview Avenue North in Seattle, Washington (the “Building”);

D. WHEREAS, Landlord and Tenant desire to exclude from the Premises certain storage space comprising approximately 617 square feet located in the basement of the Building that Landlord previously leased to Tenant pursuant to the Fourth Amendment (“Storage Space”); and

E. ‘WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the Recitals set forth above which are incorporated herein by this reference, and in consideration of mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.”

BioMed Realty form dated 12/16/14

APPROVED
BIOMED REALTY LEGAL
/s/ ML

2. Exclusion of Storage Space from Premises. Landlord and Tenant acknowledge and agree that (a) effective January 1, 2015, the Premises shall exclude the Storage Space, and all references to the “Premises” set forth in the Lease shall mean the Premises, excluding the Storage Space, (b) the Rentable Area of the Premises, Tenant’s Pro Rata Share of the Building, Tenant’s Pro Rata Share of the Project, and the Basic Annual Rent for the Premises, all as set forth in the Seventh Amendment, were calculated as if the Premises already excluded the Storage Space, and therefore shall remain unchanged and shall be those set forth in the Seventh Amendment.

3. Brokers. Each party represents and warrants to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment. Each party agrees to reimburse, indemnify, save, defend (at the other party’s option and with counsel reasonably acceptable to the other party, at its sole cost and expense) and hold harmless the other party and its affiliates and their respective shareholders, members, partners, directors, officers and employees and their respective successors and assigns (the “Indemnitees”) for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

4. No Default. Tenant represents and warrants that, to the best of Tenant’s knowledge, neither Landlord nor Tenant is in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder. Landlord represents and warrants that, to the best of Landlord’s knowledge, neither Landlord nor Tenant is in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

5. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

NanoString Technologies, Inc.,

530 Fairview Avenue, Suite 2000

Seattle, WA 98109

Attn: Wayne Burns, Senior Vice President Operations/Administration

with a copy to:

NanoString Technologies, Inc.,

530 Fairview Avenue, Suite 2000

Seattle, WA 98109

Attn: General Counsel

6. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Existing Lease, as modified by this Amendment.

7. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

8. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

9. Authority. Landlord and Tenant each guarantee, warrant and represent to the other that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed. Each party further guarantees, warrants and represents to the other that no third-party consent or approval is required in connection with this Amendment, or if such consent or approval is required, it has been obtained.

10. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-530 FAIRVIEW AVENUE LLC, a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN DIEGO	)

On 2/27, 2015, before me, Fern M. Kissel Notary Public, a Notary Public in and for said County and State, personally appeared

Kevin M. Simonsen

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Fern M. Kissel

TENANT:

NANOSTRING TECHNOLOGIES, INC., a Delaware corporation a Delaware corporation

By:	/s/ Wayne D. Burns
Name:	Wayne D. Burns
Title:	Sr. VP, Operations & Administration

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 26, day of February, 2015; before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Wayne Burns, known to me to be the SVP, OPS of NANOSTRING TECHNOLOGIES, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

/s/ Julia Chandler
Signature

Julia Chandler
Print Name
NOTARY PUBLIC in and for the State of
Washington, residing at Seattle
My commission expires 9.12.18